UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

 (Investment Company Act file number)

Griffin Institutional Access Credit Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

 El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

 Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

 Holland & Knight

1180 West Peachtree Street, N.W.

 Suite 1800

Atlanta, GA 30309

Registrant’s telephone number, including area code: (404) 817-8500

Date of fiscal year end: December 31

Date of reporting period: July 1, 2017 – December 31, 2017

Item 1. Reports to Stockholders.

Table of Contents

Shareholder Letter	1
Portfolio Update	6
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Trustees and Officers	40

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | ANNUAL REPORT 2017

Dear Fellow Shareholders,

We are pleased to present the annual report for Griffin Institutional Access™ Credit Fund (the “Fund”). Since the Fund launched on April 3, 2017, assets under management have grown to over $100 million. We appreciate the support of our shareholders as well as our broker-dealer partners and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with low volatility and low correlation1 to the broader markets.

During its first nine months of operations, the Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—continued to construct a well-diversified portfolio consisting primarily of floating rate, senior secured bank loans. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors.

Since inception, our portfolio allocation strategy delivered a total return of 4.31%, outperforming the S&P/ LSTA Leveraged Loan Index2 by 142 basis points.3 As of December 31, 2017, the Fund was diversified across 236 individual securities and 31 industries.

Griffin Institutional Access Credit Fund Holdings

(Based on market value of invested assets as of December 31, 2017)

FLOATING RATE ASSETS[4] 66.54%	FIXED RATE ASSETS[4] 33.46%

SECTOR ANALYSIS[4]	ASSET TYPE[4]

INDUSTRY CONCENTRATION[4,5]	GEOGRAPHY[4]

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | ANNUAL REPORT 2017

(Shareholder Letter continued)

Investment Performance

Performance during the year was driven by a combination of carry and price appreciation across high yield and bank loan positions. Bank loans were the largest contributors to Fund’s performance followed by bonds and structured products. The Fund is overweight loans relative to bonds given our preference for safety and current relative value, though we continue to monitor how loan repricing might alter this relationship. Lower-quality assets within loans and bonds outperformed higher quality mainly due to the carry advantage and recovery in spreads. While the Fund’s structured holdings (CLOs) had an attractive return on assets (ROA),6 the contribution to return was more muted given the limited allocation. We view our structured investments as a tactical alpha generation tool which we will dynamically adjust based on prevailing market conditions and relative value. Our CLO purchases to-date have been evenly split between BB debt, which has a low risk of impairment and an attractive yield profile, and equity classes. As part of our CLO equity selection process, we have focused on 2017 vintage deals with clean portfolios and long reinvestment periods. As spreads in the leveraged loan market have compressed, CLO liability funding costs have followed suit and now hover near multi-year tights, creating upside to equity classes if loan price volatility materializes over the next few years.

We continue to approach opportunities in private credit cautiously, choosing to pass on deals that do not meet our underwriting criteria or where the market has mispriced risk. Despite the competitive headwinds, the middle market still commands an attractive yield premium to broadly syndicated loans. We continue to believe that investors should approach opportunities in the middle market with discipline and that the risk/reward proposition remains attractive, although some caution is warranted.

Outside of the traditional credit asset classes, Bain Capital Credit as a firm continues to focus on European non-performing loans (NPLs) given the size of the opportunity, high barriers to entry and the attractive return profile. Within NPLs, assuming certain conditions are met, we intend to target portfolios of loans backed by hard collateral (real estate, small-to-medium sized enterprises) as a way to minimize our downside and drive value. Sourcing, underwriting and servicing NPL portfolios is a rigorous and time-consuming process that requires significant human and financial capital, limiting the competitive set to a few dedicated institutions with local market expertise and sufficient scale.7

Investment Environment

During 2017, the market environment oscillated between risk-on and risk-off, but the environment remained generally accommodative for high-yield credit. In the fourth quarter, spreads in high yield approached their post-crisis tights in response to a steady rise in oil prices, improving economic data –Q3 gross domestic product (GDP) rebounded to a 3.2% annualized pace–and solid corporate earnings, despite concerns surrounding the Gulf Coast hurricane impact. Although the fundamental backdrop for credit markets was supportive, the positive gains in high yield suffered a brief hiccup during the fourth quarter, driven by interest rate volatility, which caused the 10-year Treasury to hit a multi-month high amid uncertainty on who would succeed Janet Yellen as the next Fed Chair. Leveraged loans were the beneficiary of this move as inflows accelerated during October, causing the asset class to outperform bonds and post the second highest monthly return of 2017.8 Credit markets recovered towards the latter half amidst rallying stock and oil prices and renewed optimism related to U.S. tax reform, causing both high yield and leveraged loans to retrace most of their price declines. For companies seeking debt financing, the markets have been highly receptive, an indication that technicals remain strong and investors continue to invest cash balances in the face of limited real supply.

We are pleased with the continued build out of the portfolio and our performance to date. We believe that our ability to actively manage across credit sectors and markets will allow us to provide value to our shareholders in the form of strong risk-adjusted returns. Moving forward, the portfolio management team will continue to leverage the breadth of Bain Capital Credit, LP’s global platform to uncover investment opportunities in line with the stated investment objective of the Fund.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | ANNUAL REPORT 2017

(Shareholder Letter continued)

Thank you for your investment in and support of Griffin Institutional Access Credit Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President

Griffin Capital Asset Management Company, LLC

Griffin Institutional Access Credit Fund (the “Fund”) is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | ANNUAL REPORT 2017

FUND SUB-ADVISER (unaudited)

BCSF Advisors, LP

Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $85 billion in assets under management as of October 1, 2017. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong, Melbourne and Sydney, Bain Capital Credit, LP has a global footprint with approximately $36 billion9 in assets under management.

END NOTES

[1]	Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

[2]	The S&P/LSTA Leveraged Loan Index is a daily total return index that uses mark-to-market pricing to calculate market value change. The LSTA tracks, on a real-time basis, the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

[3]	One basis point is equal to 1/100th of 1%, or 0.01%.

[4]	Based on market value of invested assets as of December 31, 2017.

[5]	Based on Moody’s 35 Industry Categories (“Moody’s 35”) .

[6]	Return on assets (ROA) is an indicator of how profitable a company is relative to its total assets. ROA gives a manager, investor, or analyst an idea as to how efficient a company’s management is at using its assets to generate earnings. Return on assets is expressed as a percentage that calculated by dividing the company’s net income by total assets.

[7]	Source: Deloitte (Deleveraging Europe 2016-2017). Data as of 12/31/16.

[8]	Source: JP Morgan Loan Market Monitor. Data as of 12/31/17.

[9]	As of October 1, 2017. Bain Capital Credit’s assets under management includes its subsidiaries and credit vehicles managed by its AIFM affiliate.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | ANNUAL REPORT 2017

DISCLOSURES (unaudited)

Investors in Griffin Institutional Access Credit Fund (the “Fund”) should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended at this time that the shares will be listed on a public exchange. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage.

Diversification does not assure a profit or protect against loss in a declining market.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

DISTRIBUTION POLICY RISK

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2017 (Unaudited)

Performance (for the period ended December 31, 2017)

	3 Month	Since Inception	Inception	Total Expense Ratio****
Griffin Institutional Access Credit Fund - A - Without Load	1.20%	4.38%	4/3/17	2.64%
Griffin Institutional Access Credit Fund - A - With Load*	-4.61%	-1.64%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	1.20%	4.37%	4/3/17	3.39%
Griffin Institutional Access Credit Fund - C - With Load**	0.20%	3.37%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	1.20%	4.38%	4/3/17	2.39%
Griffin Institutional Access Credit Fund - L - Without Load	1.20%	1.84%	9/5/17	2.89%
Griffin Institutional Access Credit Fund - L - With Load***	-3.09%	-2.50%	9/5/17
Griffin Institutional Access Credit Fund - F - NAV	1.24%	1.41%	9/25/17	1.85%
S&P/LSTA Leveraged Loan Index	1.11%	2.89%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Per the Fund’s most recent prospectus. Includes borrowing costs of 0.04%.

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class F shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60%, 3.35%, 2.35%, 2.85 and 1.85% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class L and Class F, respectively. The Expense Limitation Agreement will remain in effect at least until August 31, 2018, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 3.06%, 3.81%, 2.81%, 3.31% and 2.81% for Class A, Class C, Class I, Class L and Class F, respectively per the Fund’s most recent prospectus. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Adviser to bear all of the Fund’s operating expenses, the performance of the Fund would have been reduced. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

6	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2017 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended December 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Concentration (as a % of Net Assets)

Services: Business	9.61%
Telecommunications	9.23%
Aerospace & Defense	7.01%
Healthcare & Pharmaceuticals	5.58%
High Tech Industries	5.25%
Energy: Oil & Gas	5.24%
Media: Broadcasting & Subscription	5.10%
Containers, Packaging, & Glass	4.86%
FIRE: Insurance	4.26%
Capital Equipment	3.28%
Services: Consumer	3.18%
Wholesale	3.06%
Unassigned	3.04%
Banking	2.58%
Transportation: Consumer	2.27%
Media: Diversified & Production	2.11%
Hotel, Gaming, & Leisure	1.95%
Metals & Mining	1.86%
Retail	1.83%
Beverage, Food, & Tobacco	1.78%
Consumer goods: non-durable	1.69%
Consumer goods: durable	1.48%
FIRE: Finance	1.46%
FIRE: Real Estate	1.36%
Transportation: Cargo	1.26%
Construction & Building	1.12%
Automotive	1.05%
Energy: Electricity	0.80%
Media: Advertising, Printing & Publishing	0.64%

Chemicals, Plastics, & Rubber	0.39%
Utilities: Electric	0.14%
Other Assets in Excess of Liabilities	5.53%
TOTAL	100.00%

Portfolio Composition (as a % of Net Assets)

Bank Loans	59.82%
Corporate Bonds	31.61%
Collateralized Loan Obligations	3.04%
Other Assets in Excess of Liabilities	5.53%
TOTALS	100.00%

Annual Report | December 31, 2017	7

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (59.82%)(a)

1011778 BC ULC (New Red Finance, Inc.), Term B-3 Loan, Tranche 1	USD	1M US L + 2.25%	02/16/24	58,842	$58,906
1011778 BC ULC (New Red Finance, Inc.), Term B-3 Loan, Tranche 2	USD	3M US L + 2.25%	02/16/24	37,829	37,870
Accudyne Industries Borrower SCA/Accudyne Industries LLC, Initial Term Loan	USD	1M US L + 3.75%	08/18/24	243,621	245,410
Acosta, Inc., Tranche B-1 Loan	USD	1M US L + 3.25%	09/26/21	107,110	94,904
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien)	USD	3M US L + 3.25%	07/23/21	373,072	364,755
Agro Merchants North America Holdings, Inc., Effective Date Loan (First Lien)	USD	1M US L + 3.75%	12/06/24	89,993	90,893
A-I Parent LLC, Initial Term Loan (First Lien)(b)	USD	L + 3.25%	12/01/23	401,197	404,707
Alliant Holdings Intermediate LLC, Initial Term Loan	USD	1M US L + 3.25%	08/12/22	1,492,360	1,501,910
American Tire Distributors, Inc., Initial Term Loan	USD	1M US L + 4.25%	09/01/21	1,491,058	1,503,546
Anaren, Inc., Term Loan (First Lien)	USD	3M US L + 4.50%	02/18/21	209,136	210,182
Ancestry.com Operations Inc., Term Loan (First Lien)	USD	1M US L + 3.25%	10/19/23	598,364	602,478
Aqgen Ascensus, Inc., Delayed Draw Term Loan(c)	USD	L + 3.50%	12/05/22	241,874	243,689
Aristrocrat Leisure, Ltd., New 2017 Term Loan	USD	3M US L + 2.00%	10/19/24	170,639	171,306
Ascena Retail Group, Inc., Tranche B Term Loan	USD	1M US L + 4.50%	08/21/22	330,000	275,138
Ascend Performance Materials Operations LLC, Term B Loan	USD	3M US L + 5.25%	08/12/22	227,597	229,304
ASP MCS Acquisition Corp., Initial Term Loan	USD	1M US L + 4.75%	05/20/24	580,713	586,520
Asurion LLC, Amendment No.14 Replacement B-4 Term Loan	USD	1M US L + 2.75%	08/04/22	497,500	500,654
Asurion LLC, Replacement B-2 Term Loan (Second Lien)	USD	1M US L + 6.00%	08/04/25	2,085,308	2,146,997
Asurion LLC, Replacement B-5 Term Loan	USD	1M US L + 3.00%	11/03/23	80,762	81,231
Autodata, Inc., Initial Term Loan (First Lien)(b)	USD	3M US L + 3.25%	12/12/24	500,000	501,250
Autodata, Inc., Initial Term Loan (Second Lien)	USD	3M US L + 7.25%	12/12/25	190,967	192,638
BCP Renaissance Parent LLC, Initial Term Loan	USD	3M US L + 4.00%	10/31/24	87,088	88,267
Belron Finance US LLC, Initial Euro Term Loan	EUR	3M EUR L + 2.75%, 0.01% Floor	11/07/24	125,589	152,038
Berlin Packaging LLC, 2017 Replacement Term Loan (First Lien), Tranche 1	USD	1M US L + 3.25%	10/01/21	236,546	238,296
Berlin Packaging LLC, 2017 Replacement Term Loan (First Lien), Tranche 2	USD	3M US L + 3.25%	10/01/21	141,513	142,556
BioClinica Holding I, LP, Initial Term Loan (First Lien)	USD	3M US L + 4.25%	10/20/23	507,471	497,322
BWAY Holding Co., Initial Term Loan	USD	3M US L + 3.25%	04/03/24	995,000	1,000,442
Cactus Wellhead LLC, Tranche B Term Loan	USD	3M US L + 6.00%	07/31/20	424,358	425,419
Caelus Energy Alaska 03 LLC, Second Lien Loan	USD	3M US L + 7.50%	04/15/20	53,937	48,454
CB Poly Investments, LLC, Closing Date Term Loan (First Lien)	USD	1M US L + 4.75%	08/16/23	1,011,210	1,020,715
CDS US Intermediate Holdings, Inc., Term B Loan (First Lien)	USD	3M US L + 3.75%	07/08/22	118,769	118,139
CenturyLink, Inc., Initial Term B Loan	USD	1M US L + 2.75%	01/31/25	227,505	219,908
Ch Hold Corp., Initial Term Loan (First Lien)	USD	1M US L + 3.00%	02/01/24	103,857	104,636
Checkout Holding Corp., Term B Loan (First Lien)	USD	1M US L + 3.50%	04/09/21	500,000	399,452
Circor International, Inc., Initial Term Loan	USD	1M US L + 3.50%	12/11/24	422,246	421,455
Comet Bidco Ltd., Facility B	GBP	1M GBP L + 5.25%	09/30/24	469,565	623,550
Commercial Vehicle Group, Inc. (CVG), Term B Loan	USD	1M US L + 6.00%	04/12/23	246,875	248,727
Communications Sales & Leasing, Inc. (CSL Capital LLC), Shortfall Term Loan(b)	USD	1M US L + 3.00%	10/24/22	256,398	247,712
Compass Power Generation, LLC, Term Loan	USD	3M US L + 3.75%	12/20/24	147,323	148,428

See Notes to Financial Statements.

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
CPG International LLC, New Term Loan	USD	3M US L + 3.75%	05/05/24	364,471	$366,863
CVS Holdings I LP, Delayed Draw Term Loan(c)(d)	USD	1M US L + 6.25%	08/14/21	1,200,000	1,188,000
CVS Holdings I LP, First Incremental Term Loan(d)	USD	1M US L + 6.25%	08/16/21	790,000	782,100
CVS Holdings I LP, Revolver Loan(c)(d)	USD	1M US L + 6.25%	08/14/21	43,000	42,570
CVS Holdings I LP, Term Loan(d)	USD	1M US L + 6.25%	08/16/21	251,335	248,821
DAE Aviation Holdings, Inc., Initial Term Loan	USD	1M US L + 3.75%	07/07/22	1,073,894	1,083,962
Deep Gulf Energy II LLC, 2018 Term Loan(d)(e)	USD	3M US L + 14.50%	09/30/18	100,000	96,500
Deluxe Entertainment Services Group, Inc., Initial Term Loan	USD	3M US L + 5.50%	02/28/20	194,550	191,145
Digicert Holdings, Inc., Term Loan (First Lien)	USD	3M US L + 4.75%	10/31/24	158,764	161,007
Digicert Holdings, Inc., Term Loan (Second Lien)	USD	3M US L + 8.00%	10/31/25	51,768	52,205
Direct Chassis Acquisition, Inc., Term Loan (Second Lien)(b)	USD	L + 6.00%	06/15/23	374,252	381,737
DXP Enterprises, Inc., Initial Term Loan	USD	1M US L + 5.50%	08/29/23	53,590	54,126
Envision Healthcare Corp., Initial Term Loan	USD	1M US L + 3.00%	12/01/23	116,454	116,891
EXC Holdings III Corp., Initial Euro Term Loan (First Lien)	EUR	3M EUR L + 3.50% 0.00% Floor	12/02/24	22,825	27,660
EXC Holdings III Corp., Initial USD Term Loan (Second Lien)	USD	6M US L + 3.50%	12/02/24	158,089	159,571
EXC Holdings III Corp., Term Loan(b)	USD	3M US L + 7.50%	12/01/25	143,183	145,330
Exgen Renewables IV, LLC, Term Loan	USD	3M US L + 3.00%	11/28/24	137,680	139,401
EZE Software Group LLC, Term B-2 Loan (First Lien), Tranche 1	USD	3M US L + 3.00%	04/06/20	276,125	277,736
EZE Software Group LLC, Term B-2 Loan (First Lien), Tranche 2	USD	1M US L + 3.00%	04/06/20	221,288	222,579
First Data Corp., 2024A New Dollar Term Loan	USD	1M US L + 2.25%	04/26/24	500,000	500,893
Flex Acquisition Co., Inc., Initial Term Loan	USD	3M US L + 3.00%	12/29/23	127,884	128,736
Frontier Communications Corp., Term B-1 Loan(b)	USD	1M US L + 3.75%	06/15/24	249,373	241,175
Go Daddy Operating Co., LLC, Tranche B-1 Term loan	USD	1M US L + 2.25%	02/15/24	249,373	250,377
GTT Communications, Inc. Tranche B Term Loan	USD	1M US L + 3.25%	01/09/24	398,992	402,484
Hargray Communications Group, Inc., Initial Term Loan	USD	1M US L + 3.00%	05/16/24	248,750	249,709
Hayward Industries Inc., Initial Term Loan (First Lien)	USD	1M US L + 3.50%	08/05/24	498,750	500,944
HD Supply Waterworks, Ltd., Initial Term Loan	USD	3M US L + 3.00%	08/01/24	337,594	340,126
HGC Holdings LLC, Term Loan B	USD	3M US L + 5.50%	12/20/24	337,768	324,399
Hub International, LTD, Initial Term Loan	USD	3M US L + 3.00%	10/02/20	471,817	474,472
Inc Research Holdings, Inc., Term B Loan	USD	1M US L + 2.25%	08/01/24	158,552	159,007
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan(b)	USD	3M US L + 2.75%	06/30/19	711,957	715,071
Intelsat Jackson Holdings SA, Tranche B-4 Term Loan(b)	USD	L + 4.50%	01/02/24	177,721	180,387
Intelsat Jackson Holdings SA, Tranche B-5 Term Loan(b)	USD	L + 6.63%	01/02/24	289,875	293,638
Intralinks, Inc., Initial Term Loan (First Lien)(b)	USD	3M US L + 4.00%	11/14/24	234,852	233,854
Jaguar Holding Co. I LLC, 2017 Term Loan, Tranche 1	USD	1M US L + 2.75%	08/18/22	826,124	828,654
Jaguar Holding Co. I LLC, 2017 Term Loan, Tranche 2	USD	3M US L + 2.75%	08/18/22	914,947	917,750
Jane Street Group LLC, Dollar Term Loan	USD	3M US L + 4.50%	08/25/22	104,544	105,851
Jazz Acquisition, Inc., Term Loan (First Lien)	USD	3M US L + 3.50%	06/19/21	1,301,634	1,273,974
Kronos Acquisition Intermediate, Inc., Initial Loan	USD	3M US L + 4.50%	08/26/22	983,049	992,060
Kronos, Inc., Incremental Term Loan (First Lien)	USD	3M US L + 3.50%	11/01/23	77,950	78,557
Lakeland Tours LLC, Delayed Draw Term Loan(c)	USD	L + 4.00%	12/16/24	9,330	9,423
Lakeland Tours LLC, Initial Term Loan(b)	USD	L + 4.00%	12/16/24	113,290	114,423
Logix Communications LP., Term Loan(b)	USD	L + 5.75%	12/22/24	360,000	363,375
Masergy Holdings, Inc., 2017 Replacement Term Loan (First Lien)	USD	3M US L + 3.75%	12/15/23	8,239	8,290
Masergy Holdings, Inc., Initial Loan (Second Lien)	USD	3M US L + 8.50%	12/16/24	230,000	233,307
MB Aerospace ACP Holdings III Corp., Term Loan(b)	USD	L + 3.50%	12/13/24	115,794	115,939

See Notes to Financial Statements.

Annual Report | December 31, 2017	9

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
MH Sub I LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan (First Lien)	USD	3M US L + 3.75%	09/13/24	743,726	$746,552
MH Sub I LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan (Second Lien)	USD	3M US L + 7.50%	09/15/25	491,828	495,209
MRO Holdings, Inc., Initial Term Loan	USD	3M US L + 5.25%	10/25/23	728,226	734,598
MTN Infrastructure TopCo, Inc., Delayed Draw Term Loan(c)	USD	L + 3.25%	11/15/24	88,073	88,476
MTN Infrastructure TopCo, Inc., Initial Term Loan	USD	1M US L + 3.25%	11/15/24	89,927	90,339
Murray Energy Corp., Term B-2 Loan	USD	3M US L + 7.25%	04/16/20	1,043,754	926,114
National Vision, Inc., New Term Loan (First Lien)	USD	1M US L + 2.75%	11/20/24	703,525	705,722
Netsmart, Inc., Term C-1 Loan	USD	3M US L + 4.50%	04/19/23	282,099	285,742
Novetta Solutions LLC, Initial Term Loan (First Lien)	USD	3M US L + 5.00%	10/17/22	440,816	428,418
NPC International, Inc., Bridge Loan (Second Lien)(b)	USD	L + 7.50%	04/18/25	425,238	424,175
NPC International, Inc., Initial Term Loan (Second Lien)	USD	1M US L + 7.50%	04/18/25	250,000	256,250
Oeconnection LLC, Term Loan (Second Lien)	USD	3M US L + 8.00%	11/22/25	222,772	222,772
Optiv, Inc., Initial Term Loan (First Lien)	USD	3M US L + 3.25%	02/01/24	89,829	84,514
Oxbow Carbon LLC, Term Loan (Second Lien)(b)	USD	L + 7.50%	01/04/24	246,275	247,506
Oxbow Carbon LLC, Tranche B Term Loan (First Lien)(b)	USD	L + 3.75%	01/04/23	50,856	51,269
Packaging Coordinators Midco, Inc., Initial Term Loan	USD	1M US L + 4.00%	06/30/23	678,118	679,813
Packaging Coordinators Midco, Inc., Term Loan (Second Lien)	USD	1M US L + 8.75%	06/29/24	512,500	512,500
Paladin Brands Holdings, Inc., Term B Loan	USD	3M US L + 5.50%	08/15/22	803,935	809,964
Parexel International Corp., Initial Term Loan	USD	1M US L + 3.00%	09/27/24	736,493	740,789
Petco Animal Supplies, Inc., Term Loan	USD	3M US L + 3.00%	01/26/23	658,325	501,150
Playa Resorts Holding B.V., Initial Term Loan	USD	3M US L + 3.25%	04/29/24	73,340	73,798
Pods, LLC, Tranche B-3 Term Loan	USD	1M US L + 3.00%	12/06/24	99,003	99,705
Polycom Inc., Initial Term Loan (First Lien)	USD	1M US L + 5.25%	09/27/23	454,323	459,047
Post Holdings, Inc., Series A Incremental Term Loan	USD	1M US L + 2.25%	05/24/24	128,061	128,648
Press Ganey Holdings, Inc., Replacement Term Loan (First Lien)(b)	USD	1M US L + 3.00%	10/23/23	499,078	501,886
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan (First Lien)	USD	1M US L + 2.75%	05/02/22	179,841	181,334
Project Alpha Intermediate Holding, Inc., Term Loan	USD	3M US L + 3.50%	04/26/24	220,592	216,180
Quest Soffware US Holdings, Inc., 2017 Incremental Term Loan (First Lien)	USD	3M US L + 5.50%	10/31/22	996,184	1,013,492
Rackspace Hosting, Inc., Term B Loan (First Lien)	USD	3M US L + 3.00%	11/03/23	593,861	594,514
Radiate Holdco LLC, Closing Date Term Loan	USD	1M US L + 3.00%	02/01/24	1,004,937	998,656
RP Crown Parent LLC, Initial Term Loan	USD	1M US L + 3.00%	10/12/23	335,400	337,182
Sally Holdings LLC, Term B-1 Loan	USD	1M US L + 2.50%	07/05/24	55,242	55,311
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien)	USD	1M US L + 2.75%	03/01/21	994,832	995,206
Sequa Mezzanine Holdings LLC, Initial Loan (Second Lien)	USD	3M US L + 9.00%	04/28/22	635,787	645,324
Sequa Mezzanine Holdings LLC, Initial Term Loan ( First Lien)	USD	3M US L + 5.00%	11/28/21	1,513,398	1,527,272
SolarWinds Holdings, Inc., 2017 Refinancing Term loan	USD	1M US L + 3.50%	02/03/23	1,571,554	1,579,214
Sophia LP, Term B Loan	USD	3M US L + 3.25%	09/30/22	984,295	986,669
SRS Distribution Inc., Term B-2 Loan (Second Lien)	USD	1M US L + 8.75%	02/24/23	370,000	379,558
Sterling Midco Holdings, Inc. , Initial Term Loan (First Lien)	USD	1M US L + 3.50%	06/19/24	34,732	34,992
STG-Fairway Acquisitions, Inc., Term Loan (First Lien)(b)	USD	3M US L + 5.25%	06/30/22	636,363	629,999
Tecostar Holding, Inc., 2017 Term Loan (First Lien)	USD	3M US L + 3.50%	05/01/24	1,088,189	1,100,431
Tempo Acquisition LLC, Initial Term Loan	USD	1M US L + 3.00%	05/01/24	596,271	595,154
TMF Group Holding B.V., Term B Loan(b)	EUR	EUR L + 3.25%	12/06/24	175,143	210,802

See Notes to Financial Statements.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
TMK Hawk Parent Corp., Delayed Draw Term Loan (First Lien)(c)	USD	L + 3.50%	08/28/24	35,384	$35,694
TMK Hawk Parent Corp., Initial Term Loan (First Lien)	USD	3M US L + 3.50%	08/28/24	790,630	797,587
TNS, Inc. (Transaction Network Services, Inc.), Initial Term Loan (First Lien), Tranche 1(b)	USD	2M US L + 4.00%	08/14/22	244,427	245,313
TNS, Inc. (Transaction Network Services, Inc.), Initial Term Loan (First Lien), Tranche 2	USD	1M US L + 4.00%	08/14/22	2,785	2,795
TransDigm, Inc., New Tranche F Term Loan, Tranche 1	USD	1M US L + 2.75%	06/09/23	83,171	83,414
TransDigm, Inc., New Tranche F Term Loan, Tranche 2	USD	3M US L + 2.75%	06/09/23	43,389	43,515
TransDigm, Inc., Tranche G Term Loan, Tranche 1	USD	1M US L + 3.00%	08/22/24	71,433	71,858
TransDigm, Inc., Tranche G Term Loan, Tranche 2	USD	3M US L + 3.00%	08/22/24	243,976	245,426
Travel Leaders Group LLC, New Incremental Term Loan	USD	3M US L + 4.50%	01/25/24	270,557	274,954
Traverse Midstream Partners LLC, Advance(b)	USD	L + 4.00%	09/27/24	46,471	47,151
TRC Companies, Inc., Initial Term Loan	USD	1M US L + 3.50%	06/21/24	325,374	326,493
TurboCombustor Technology, Inc., Initial Term Loan	USD	3M US L + 4.50%	12/02/20	685,212	674,934
US Anesthesia Partners, Inc., Initial Term Loan (First Lien)	USD	1M US L + 3.25%	06/23/24	985,260	989,004
Vantiv LLC, New Term B-4 Loan(c)	USD	L + 2.00%	09/19/24	32,973	33,148
Vantiv LLC, New Term B-4 Loan	USD	1M US L + 2.00%	08/09/24	117,488	118,288
VICI Properties 1 LLC, Term B Loan(b)	USD	L + 2.25%	12/20/24	505,354	506,248
Virgin Media Bristol LLC, K Facility	USD	1M US L + 2.50%	01/15/26	137,770	137,942
West Corp., Term B Loan	USD	1M US L + 4.00%	10/10/24	177,729	178,606
Wheels Up Partners LLC, Class A Notes	USD	3M US L + 6.50%	03/01/24	369,511	367,664
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC), Term Loan (First Lien)	USD	3M US L + 3.25%	05/06/21	909,902	915,873
Windstream Services, LLC, Tranche B-6 Term Loan	USD	1M US L + 4.00%	03/29/21	124,684	117,437
WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), Initial Term Loan (First Lien)	USD	3M US L + 5.50%	09/29/23	333,244	335,119
WP CPP Holdings, LLC, Term B-3 Loan (First Lien)	USD	3M US L + 3.50%	12/28/19	498,688	498,843

TOTAL BANK LOANS
(Cost $61,143,943)					61,388,435

CORPORATE BONDS (31.61%)(f)
1011778 BC ULC (New Red Finance, Inc.)(g)	USD	4.25%	05/15/24	150,000	150,000
1011778 BC ULC (New Red Finance, Inc.)(g)	USD	5.00%	10/15/25	233,000	235,913
AECOM	USD	5.13%	03/15/27	650,000	663,748
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	273,000	300,641
APTIM Corp.(g)	USD	7.75%	06/15/25	231,000	221,760
Ashtead Capital, Inc.(g)	USD	4.13%	08/15/25	269,000	272,026
Berry Global, Inc.	USD	5.13%	07/15/23	250,000	260,938
Berry Global, Inc.	USD	5.50%	05/15/22	38,000	39,188
BWAY Holding Co.(g)	USD	5.50%	04/15/24	250,000	260,625
BWAY Holding Co.(g)	USD	7.25%	04/15/25	1,000,000	1,034,999
California Resources Corp.(g)	USD	8.00%	12/15/22	125,000	103,594
CB Escrow Corp.(g)	USD	8.00%	10/15/25	280,000	285,600
CCO Holdings LLC / CCO Holdings Capital Corp.(g)	USD	5.00%	02/01/28	596,000	582,590
CCO Holdings LLC / CCO Holdings Capital Corp.(g)	USD	5.75%	02/15/26	910,000	947,538
CDW LLC / CDW Finance Corp.	USD	5.00%	09/01/25	125,000	130,000
Churchill Downs, Inc.(g)	USD	4.75%	01/15/28	88,000	87,864
Compass Minerals International, Inc.(g)	USD	4.88%	07/15/24	177,000	175,230
Comstock Resources, Inc.	USD	10.00% Cash or 12.25% PIK	03/15/20	250,000	259,063
CPG Merger Sub LLC(g)	USD	8.00%	10/01/21	504,000	522,900

See Notes to Financial Statements.

Annual Report | December 31, 2017	11

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
CSC Holdings LLC(g)	USD	10.88%	10/15/25	842,000	$1,001,979
Dell International LLC / EMC Corp.(g)	USD	6.02%	06/15/26	130,000	143,540
Diamondback Energy, Inc.	USD	4.75%	11/01/24	304,000	306,660
Eldorado Resorts, Inc.	USD	6.00%	04/01/25	80,000	84,000
Gates Global LLC / Gates Global Co.(g)	USD	6.00%	07/15/22	625,000	642,188
Genworth Holdings, Inc.	USD	4.80%	02/15/24	229,000	195,795
Genworth Holdings, Inc.	USD	4.90%	08/15/23	32,000	27,440
GTT Communications, Inc.(g)	USD	7.88%	12/31/24	750,000	793,124
Gulfport Energy Corp.	USD	6.00%	10/15/24	375,000	376,875
Gulfport Energy Corp.(g)	USD	6.38%	01/15/26	636,000	642,360
Hanesbrands, Inc.(g)	USD	4.88%	05/15/26	109,000	112,270
HCA, Inc.	USD	5.38%	02/01/25	900,000	933,750
Intelsat Jackson Holdings SA(g)	USD	9.50%	09/30/22	729,000	843,817
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(g)	USD	6.88%	02/15/19	945,000	942,637
Intrum Justitia AB(g)	EUR	3.13%	07/15/24	195,000	235,406
Iron Mountain, Inc.(g)	USD	5.25%	03/15/28	274,000	274,000
Jones Energy Holdings LLC / Jones Energy Finance Corp.	USD	6.75%	04/01/22	125,000	94,375
KAR Auction Services, Inc.(g)	USD	5.13%	06/01/25	103,000	105,833
Kronos Acquisition Holdings, Inc.(g)	USD	9.00%	08/15/23	353,000	330,938
Level 3 Financing, Inc.	USD	5.38%	01/15/24	410,000	410,513
Live Nation Entertainment, Inc.(g)	USD	4.88%	11/01/24	250,000	256,875
MEDNAX, Inc.(g)	USD	5.25%	12/01/23	500,000	510,000
Multi-Color Corp.(g)	USD	4.88%	11/01/25	610,000	613,812
Murray Energy Corp.(g)	USD	11.25%	04/15/21	512,000	263,680
National CineMedia LLC	USD	5.75%	08/15/26	500,000	471,250
Park Aerospace Holdings, Ltd.(g)	USD	5.50%	02/15/24	1,000,000	994,999
Parsley Energy LLC / Parsley Finance Corp.(g)	USD	5.25%	08/15/25	250,000	251,875
Parsley Energy LLC / Parsley Finance Corp.(g)	USD	5.38%	01/15/25	760,000	771,399
Pioneer Holdings LLC / Pioneer Finance Corp.(g)	USD	9.00%	11/01/22	253,000	262,171
Plastipak Holdings, Inc.(g)	USD	6.25%	10/15/25	78,000	80,535
Post Holdings, Inc.(g)	USD	5.00%	08/15/26	250,000	246,563
Post Holdings, Inc.(g)	USD	5.75%	03/01/27	121,000	123,420
Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	USD	9.25%	05/15/23	1,375,000	1,529,687
PVH Corp.(g)	EUR	3.13%	12/15/27	242,000	294,986
QEP Resources, Inc.	USD	5.25%	05/01/23	375,000	381,323
Range Resources Corp.	USD	5.00%	03/15/23	500,000	500,000
Rbs Global Inc. / Rexnord LLC(g)	USD	4.88%	12/15/25	220,000	222,750
Regal Entertainment Group	USD	5.75%	02/01/25	500,000	515,000
Sabre GLBL, Inc.(g)	USD	5.25%	11/15/23	250,000	256,950
Sabre GLBL, Inc.(g)	USD	5.38%	04/15/23	250,000	258,750
Sally Holdings LLC / Sally Capital, Inc.	USD	5.63%	12/01/25	250,000	250,000
SBA Communications Corp.	USD	4.88%	09/01/24	298,000	306,940
Service Corp. International	USD	4.63%	12/15/27	98,000	99,678
Sirius XM Radio, Inc.(g)	USD	3.88%	08/01/22	76,000	76,570
Sirius XM Radio, Inc.(g)	USD	5.00%	08/01/27	105,000	105,788
Six Flags Entertainment Corp.(g)	USD	4.88%	07/31/24	250,000	254,375
Sophia LP / Sophia Finance, Inc.(g)	USD	9.00%	09/30/23	250,000	265,625
Sprint Corp.	USD	7.88%	09/15/23	250,000	266,875
SRC Energy, Inc.(g)	USD	6.25%	12/01/25	246,000	252,765
Summit Materials LLC / Summit Materials Finance Corp.(g)	USD	5.13%	06/01/25	119,000	121,678
Tesla, Inc.(g)	USD	5.30%	08/15/25	250,000	239,688

See Notes to Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
T-Mobile USA, Inc.	USD	6.38%	03/01/25	1,125,000	$1,206,562
T-Mobile USA, Inc.	USD	6.50%	01/15/26	250,000	273,438
TreeHouse Foods, Inc.(g)	USD	6.00%	02/15/24	375,000	391,875
TriMas Corp.(g)	USD	4.88%	10/15/25	184,000	185,035
Ultra Resources, Inc.(g)	USD	7.13%	04/15/25	125,000	125,156
United Continental Holdings, Inc.	USD	5.00%	02/01/24	850,000	871,250
United Rentals North America, Inc.	USD	4.88%	01/15/28	622,000	626,664
United Rentals North America, Inc.	USD	5.88%	09/15/26	375,000	402,656
ViaSat, Inc.(g)	USD	5.63%	09/15/25	220,000	222,750
Wabash National Corp.(g)	USD	5.50%	10/01/25	162,000	163,620
West Corp.(g)	USD	8.50%	10/15/25	181,000	179,643
Whiting Petroleum Corp.	USD	1.25%	04/01/20	125,000	115,625
Wildhorse Resource Development Corp.	USD	6.88%	02/01/25	43,000	44,280
WildHorse Resource Development Corp.(g)	USD	6.88%	02/01/25	82,000	83,845
Zayo Group LLC / Zayo Capital, Inc.(g)	USD	5.75%	01/15/27	500,000	511,250
Zayo Group LLC / Zayo Capital, Inc.	USD	6.00%	04/01/23	410,000	429,086
Zayo Group LLC / Zayo Capital, Inc.	USD	6.38%	05/15/25	500,000	530,625
TOTAL CORPORATE BONDS
(Cost $32,289,905)					32,441,084

COLLATERALIZED LOAN OBLIGATIONS (3.04%)
DEBT (0.89%)
OZLM, Ltd., Series 2017-19D(a)(g)	USD	3M US L + 6.60%	11/22/30	400,000	401,594
Sound Point CLO, Ltd., Series 2017-3A(a)(g)	USD	3M US L + 6.50%	10/20/30	500,000	509,856
					911,450
EQUITY (2.15%)
Carlyle Global Market Strategies, Ltd., Series 2017-5A(g)(h)	USD	16.74%	01/20/30	700,000	668,857
OZLM, Ltd., Series 2017-19A(g)(h)	USD	17.78%	11/22/30	1,100,000	990,001
Venture CDO, Ltd., Series 2017-30A(g)(h)	USD	17.44%	01/15/31	600,000	550,500
					2,209,358
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $3,106,494)					3,120,808

			Expiration Date	Shares	Value (Note 2)
WARRANTS (0.00%)
Deep Gulf Energy II, LLC(d)	USD		12/31/25	33	4,000

TOTAL WARRANTS
(Cost $–)					4,000

TOTAL INVESTMENTS (94.47%)
(Cost $96,540,342)					$96,954,327

Other Assets In Excess Of Liabilities (5.53%)					5,673,943
NET ASSETS (100.00%)					$102,628,270

Libor Rates:

1M US L - 1 Month US LIBOR as of December 31, 2017 was 1.57%

2M US L - 2 Month US LIBOR as of December 31, 2017 was 1.62%

3M US L - 3 Month US LIBOR as of December 31, 2017 was 1.69%

6M US L - 6 Month US LIBOR as of December 31, 2017 was 1.84%

3M EUR L - 3 Month EURIBOR as of December 31, 2017 was -0.32%

1M GBP L - 1 Month GBP LIBOR as of December 31, 2017 was 0.50%

See Notes to Financial Statements.

Annual Report | December 31, 2017	13

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	All or a portion of this position has not settled as of December 31, 2017. The interest rate shown represents the stated spread over London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. If the position is partially settled, the reference rate shown is applicable to the settled portion.
(c)	A portion of this position or the entire position was not funded as of December 31, 2017. The Fund had approximately $1,540,021 in unfunded commitments pursuant to a Delayed Draw Term Loan facility. The Schedule of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.
(d)	This investment is classified as a level 3 asset, and such classification was a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	60.91% of the total coupon was PIK and 39.09% was cash.
(f)	Fixed rate security.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the aggregate market value of those securities was $24,187,654, representing 23.57% of net assets.
(h)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Fund's CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Fund holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Industry Concentration (as a % of Net Assets)

Services: Business	9.61%
Telecommunications	9.23%
Aerospace & Defense	7.01%
Healthcare & Pharmaceuticals	5.58%
High Tech Industries	5.25%
Energy: Oil & Gas	5.24%
Media: Broadcasting & Subscription	5.10%
Containers, Packaging, & Glass	4.86%
FIRE*: Insurance	4.26%
Capital Equipment	3.28%
Services: Consumer	3.18%
Wholesale	3.06%
Unassigned	3.04%
Banking	2.58%
Transportation: Consumer	2.27%
Media: Diversified & Production	2.11%
Hotel, Gaming, & Leisure	1.95%
Metals & Mining	1.86%
Retail	1.83%
Beverage, Food, & Tobacco	1.78%
Consumer goods: non-durable	1.69%
Consumer goods: durable	1.48%
FIRE*: Finance	1.46%
FIRE*: Real Estate	1.36%
Transportation: Cargo	1.26%
Construction & Building	1.12%
Automotive	1.05%
Energy: Electricity	0.80%
Media: Advertising, Printing & Publishing	0.64%
Chemicals, Plastics, & Rubber	0.39%

Utilities: Electric	0.14%
Other Assets in Excess of Liabilities	5.53%
TOTAL	100.00%

*	Finance, Insurance, and Real Estate.

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

December 31, 2017

Common Abbreviations:

EURIBOR - Euro InterBank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnerships

PIK - Payment in Kind

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Buy/Sale Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value(USD)	Unrealized Appreciation/ (Depreciation)
BNY Mellon	USD/EUR	600,000	Sale	01/19/2018	$720,641	$(8,441)
BNY Mellon	USD/GBP	470,000	Sale	01/29/2018	635,160	(4,260)
						$(12,701)

*	The contracted amount is stated in the foreign currency in which the security is denominated.

See Notes to Financial Statements.

Annual Report | December 31, 2017	15

Griffin Institutional Access Credit Fund	Statement of Assets and Liabilities

December 31, 2017

ASSETS
Investments, at value (Cost $96,540,342)	$96,954,327
Cash	10,450,066
Foreign currency, at value (Cost $17,745)	17,864
Receivable for investments sold	1,593,255
Receivable for shares sold	1,403,576
Dividends and interest receivable	756,325
Receivable due from Adviser (Note 4)	308,287
Prepaid offering costs (Note 2)	83,178
Prepaid expenses and other assets	10,926
Total Assets	111,577,804
LIABILITIES
Payable for investments purchased	7,507,684
Shareholder servicing fees payable (Note 4)	7,381
Unrealized depreciation on forward foreign currency contracts	12,701
Administration fees payable (Note 4)	33,959
Transfer agency fees payable (Note 4)	26,807
Distribution fees payable (Note 4)	4,144
Payable due to Adviser	154,832
Payable for distributions	996,393
Chief compliance officer fees payable (Note 4)	8,982
Trustees' fees payable (Note 4)	15,404
Legal fees payable	41,363
Audit and tax fees payable	109,898
Custody fees payable	17,167
Insurance fees payable	7,653
Accrued expenses and other liabilities	5,166
Total Liabilities	8,949,534
NET ASSETS	$102,628,270
NET ASSETS CONSIST OF
Paid-in capital	$102,157,786
Accumulated net investment income	73,667
Accumulated net realized loss	(574)
Net unrealized appreciation	397,391
NET ASSETS	$102,628,270

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Assets and Liabilities

December 31, 2017

PRICING OF SHARES
Class A:
Net asset value	$25.30
Net assets	$14,580,527
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	576,344
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.84
Class C:
Net asset value and offering	$25.30
Net assets	$6,680,564
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	264,046
Class I:
Net asset value and offering	$25.30
Net assets	$42,592,584
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,683,407
Class L:(a)
Net asset value	$25.30
Net assets	$520,211
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,563
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$26.42
Class F:(b)
Net asset value and offering	$25.30
Net assets	$38,254,384
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,511,761

(a)	The Fund's Class L shares commenced operations on September 5, 2017.
(b)	The Fund's Class F shares commenced operations on September 25, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2017	17

Griffin Institutional Access Credit Fund	Statement of Operations

For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
INVESTMENT INCOME
Interest	$1,567,613
Total Investment Income	1,567,613

EXPENSES
Investment advisory fees (Note 4)	598,942
Administrative fees (Note 4)	136,416
Transfer Agency fees (Note 4)	86,777
Shareholder servicing fees:
Class A	10,199
Class C	5,672
Class L(a)	412
Distribution fees:
Class C	17,017
Class L(a)	412
Legal fees	79,507
Audit and tax fees	95,000
Reports to shareholders and printing fees	24,638
State registration fees	4,728
Insurance fees	56,091
Custody fees	31,000
Chief compliance officer fees (Note 4)	75,929
Organizational cost	80,043
Offering cost (Note 2)	240,202
Trustees' fees (Note 4)	42,279
Other expenses	7,395
Total Expenses	1,592,659
Less: Fees waived/expenses reimbursed by Adviser (Note 4)	(1,592,659)
Net Expenses	–
Net Investment Income	1,567,613
Net realized gain on investments	57,574
Net realized loss on forward foreign currency transactions	(25,533)
Net realized gain on foreign currency translation	5,695
Net realized gain	37,736
Net change in unrealized appreciation on investments	413,985
Net change in unrealized appreciation/(depreciation) on forward foreign currency transactions	(12,701)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,893)
Net change in unrealized appreciation	397,391
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	435,127
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,002,740

(a)	The Fund's Class L shares commenced operations on September 5, 2017.

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Changes in Net Assets

For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
OPERATIONS:
Net investment income	$1,567,613
Net realized gain on investments	37,736
Net change in unrealized appreciation on investments	397,391
Net Increase in Net Assets Resulting from Operations	2,002,740

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(195,865)
Class C
From net investment income	(104,149)
Class I
From net investment income	(729,549)
Class L(a)
From net investment income	(7,568)
Class F(b)
From net investment income	(436,978)
Total Distributions to Shareholders	(1,474,109)

BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	14,979,001
Distributions reinvested	100,857
Shares redeemed	(36,689)
Transferred out	(507,511)
Class C
Shares sold	7,102,320
Distributions reinvested	61,626
Transferred out	(506,599)
Class I
Shares sold	42,883,835
Distributions reinvested	442,561
Shares redeemed	(916,892)
Class L(a)
Shares sold	4,334
Distributions reinvested	7,416
Transferred in	506,599
Class F(b)
Shares sold	38,863,613
Distributions reinvested	24,326
Shares redeemed	(1,416,669)
Transferred in	507,511
Net Increase in Net Assets Derived from Beneficial Interest Transactions	102,099,639

Net increase in net assets	102,628,270

NET ASSETS:
Beginning of period	–
End of period *	$102,628,270
*Including accumulated net investment income of:	$73,667

See Notes to Financial Statements.

Annual Report | December 31, 2017	19

Griffin Institutional Access Credit Fund	Statement of Changes in Net Assets

For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	–
Shares sold	593,898
Distributions reinvested	3,994
Shares redeemed	(1,449)
Transferred out	(20,099)
Net increase in shares outstanding	576,344
Ending shares	576,344
Class C
Beginning shares	–
Shares sold	281,702
Distributions reinvested	2,440
Transferred out	(20,096)
Net increase in shares outstanding	264,046
Ending shares	264,046
Class I
Beginning shares	–
Shares sold	1,702,079
Distributions reinvested	17,528
Shares redeemed	(36,200)
Net increase in shares outstanding	1,683,407
Ending shares	1,683,407
Class L(a)
Beginning shares	–
Shares sold	172
Distributions reinvested	293
Transferred in	20,098
Net increase in shares outstanding	20,563
Ending shares	20,563
Class F(b)
Beginning shares	–
Shares sold	1,546,583
Distributions reinvested	963
Shares redeemed	(55,884)
Transferred in	20,099
Net increase in shares outstanding	1,511,761
Ending shares	1,511,761

(a)	The Fund's Class L shares commenced operations on September 5, 2017.
(b)	The Fund's Class F shares commenced operations on September 25, 2017.

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.92
Net realized and unrealized gain/(loss)	0.16
Total from investment operations	1.08

DISTRIBUTIONS:
From net investment income(b)	(0.78)
Total distributions	(0.78)

Net increase in net asset value	0.30
Net asset value, end of period	$25.30
TOTAL RETURN(c)	4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,581
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)
Ratio of net investment income to average net assets	4.86	%(d)

Portfolio turnover rate(g)	48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	The gross expense ratio included non-recurring organizational costs.

(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | December 31, 2017	21

Griffin Institutional Access Credit Fund – Class C	Financial Highlights

  For a Share Outstanding Throughout the Period Presented

	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.91
Net realized and unrealized gain/(loss)	0.17
Total from investment operations	1.08

DISTRIBUTIONS:
From net investment income(b)	(0.78)
Total distributions	(0.78)

Net increase in net asset value	0.30
Net asset value, end of period	$25.30
TOTAL RETURN(c)	4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,681
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)
Ratio of net investment income to average net assets	4.83	%(d)

Portfolio turnover rate(g)	48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.90
Net realized and unrealized gain/(loss)	0.19
Total from investment operations	1.09

DISTRIBUTIONS:
From net investment income(b)	(0.79)
Total distributions	(0.79)

Net increase in net asset value	0.30
Net asset value, end of period	$25.30
TOTAL RETURN(c)	4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$42,593
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)
Ratio of net investment income to average net assets	4.78	%(d)

Portfolio turnover rate(g)	48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | December 31, 2017	23

Griffin Institutional Access Credit Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40
Net realized and unrealized gain/(loss)	0.06
Total from investment operations	0.46

DISTRIBUTIONS:
From net investment income(b)	(0.37)
Total distributions	(0.37)

Net increase in net asset value	0.09
Net asset value, end of period	$25.30
TOTAL RETURN(c)	1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$520
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)
Ratio of net investment income to average net assets	4.88	%(d)

Portfolio turnover rate(f)	48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class F	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32
Net realized and unrealized gain/(loss)	0.03
Total from investment operations	0.35

DISTRIBUTIONS:
From net investment income(b)	(0.30)
Total distributions	(0.30)

Net increase in net asset value	0.05
Net asset value, end of period	$25.30
TOTAL RETURN(c)	1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$38,254
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)
Ratio of net investment income to average net assets	4.85	%(d)

Portfolio turnover rate(f)	48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | December 31, 2017	25

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s SEC registered investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP, (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S high yield securities, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations and collateralized loan obligations.

The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value.

Effective September 29, 2017 Griffin Capital BDC Corp., formerly known as Griffin-Benefit Street Partners BDC Corp. (the “BDC”) transferred all of its assets to the Fund, in exchange for Class F shares of the Fund and the Fund assumed all of the liabilities of the BDC. Class F shares are available to investors who were stockholders of the BDC at the time of the reorganization of the BDC into the Fund. Class F shares are not otherwise available or being offered to the general public. The Reorganization (the “Reorganization”) was accomplished on a tax free basis under applicable provisions of the Internal Revenue Code.

The Fund currently offers Class A, Class C, Class I, Class L and Class F shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F Shares commenced operations on September 25, 2017. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class F shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees (the “Trustees”). The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. In determining the fair value of a security for which there are no readily available market quotations, the Adviser and Sub-Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“the “NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Readily marketable portfolio securities listed on the NYSE are valued at the last sale price as of the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day as determined by a third-party pricing service. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Trustees shall determine in good faith to reflect its fair market value. The Adviser and Sub-Adviser have engaged independent third-party valuation specialists to assist in valuing such securities in certain circumstances.

The Adviser will provide the Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Pricing Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | December 31, 2017	27

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2017:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$59,030,444	$2,357,991	$61,388,435
Corporate Bonds	–	32,441,084	–	32,441,084
Collateralized Loan Obligations	–	3,120,808	–	3,120,808
Warrants	–	–	4,000	4,000
Total	$–	$94,592,336	$2,361,991	$96,954,327
Other Financial Instruments* Liabilities:
Forward Foreign Currency Contracts	$–	$(12,701)	$–	$(12,701)
Total	$–	$(12,701)	$–	$(12,701)

*	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract's value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of April 3, 2017(a)	Accrued (Discount)/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2017
Bank Loans	$–	$1,175	$–	$(32)	$(304)	$2,359,760	$(2,608)	$–	$–	$2,357,991	$(304)
Warrants	–	–	–	–	4,000	–	–	–	–	4,000	4,000
	$–	$1,175	$–	$(32)	$3,696	$2,359,760	$(2,608)	$–	$–	$2,361,991	$3,696

(a)	Commencement of operations

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2017:

Quantitative Information about Level 3 Fair Value Measurements

				Range
Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Minimum	Maximum	Weighted Average
Bank Loans	$2,357,991	Market Comparable Companies	Comparative Yield	9.00%	20.50%	9.47%
Warrants	4,000	Market Comparable Companies	EBITDA Multiple	1.50	1.50	1.50

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Comparative Yield	Decrease	Increase

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between levels during the period.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended December 31, 2017, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At December 31, 2017, the Fund had $1,540,021 in unfunded loan commitments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Organizational and Offering Costs – Organizational costs of $80,043 were expensed as incurred and primarily consist of costs incurred in connection with the establishment of the Fund. Offering costs incurred by the Fund of $323,380 were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Annual Report | December 31, 2017	29

Griffin Institutional Access Credit Fund	Notes to Financial Statements

  December 31, 2017

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Discounts and Premiums – Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended December 31, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Statements of Assets and Liabilities as of December 31, 2017:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$–	Unrealized depreciation on forward foreign currency contracts	$(12,701)
Total		$–		$(12,701)

Forward foreign currency contracts average notional value during the period ended December 31, 2017 is $320,333.

The effect of forward foreign currency contracts on the Statements of Operations for the period ended December 31, 2017:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(25,533)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(12,701)
Total		$(25,533)		$(12,701)

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until August 31, 2018, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived.

Annual Report | December 31, 2017	31

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

During the period ended December 31, 2017, the fee waiver was as follows:

Fees Waived/ Reimbursed By Advisor
Griffin Institutional Access Credit Fund	$1,592,659

In addition to the organizational expenses included on the Statement of Operations, the Fund recorded $53,952 of organizational expenses in the Statement of Operations included in the Seed Audit Financial Statements for the period from April 5, 2016 to January 23, 2017.

Sub-advisory services are provided to the Fund pursuant to an agreement between the Fund, Adviser and Sub-Adviser. Under the terms of the investment sub-advisory agreement, the Adviser compensates the Sub-Adviser based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent

DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services

Cipperman Compliance Services LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares and Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.25% of the Fund’s average daily net assets attributable to Class C shares and Class L shares, respectively, payable on a quarterly basis. For the period ended December 31, 2017, Class C shares and Class L shares incurred distribution fees of $17,017 and $412. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the period ended December 31, 2017, Class A, Class C and Class L shares incurred shareholder servicing fees of $10,199, $5,672 and $412, respectively. Class I and Class F shares are not currently subject to a shareholder services fee.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator and the Transfer Agent. For the period ended December 31, 2017, the Distributor received $25,306 in underwriting commissions for sales of the Fund’s Class A shares, of which all was paid to the Fund’s dealer manager.

Officer and Trustee Compensation

Each Trustee who is not affiliated with the Fund or Adviser receives $2,500 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending meetings. The chair of the Audit Committee receives an additional $500 annually. None of the executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended December 31, 2017 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Credit Fund	$117,155,692	$20,638,320

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

For the period ended December 31, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Griffin Institutional Access Credit Fund	$58,147	$(19,837)	$(38,310)

The tax character of distributions paid for the period ended December 31, 2017 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2017	$1,474,109	$–	$–

As of December 31, 2017 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
Griffin Institutional Access Credit Fund	$150,221	$(29,587)	$(55,233)	$405,083	$470,484

As of December 31, 2017, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Credit Fund	$871,072	$(461,977)	$(4,012)	$405,083	$96,545,351

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to wash sales, premium amortization and forward contacts.

Capital loss carryovers used during the period ended December 31, 2017 were $21,013.

Capital losses deferred to the next tax year were as follows:

Fund Name	Short Term	Long Term
Griffin Institutional Access Credit Fund	$2,851	$34,283

Annual Report | December 31, 2017	33

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the period ended December 31, 2017, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	June 29, 2017	September 28, 2017
Repurchase Request Deadline	August 3, 2017	November 6, 2017
Repurchase Pricing Date	August 3, 2017	November 6, 2017
Amount Repurchased	$164,109	$2,206,141
Shares Repurchased	6,494	87,039

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Annual Report | December 31, 2017	35

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

December 31, 2017

9. FUND REORGANIZATION

On September 29, 2017, the Fund acquired all of the assets and assumed all of the liabilities of Griffin Capital BDC Corp. (“BDC”) pursuant to an Agreement and Plan of Reorganization approved by the BDC’s Board of Directors (“BDC Board”) and BDC shareholders. The acquisition was accomplished by an exchange of Class F shares of the Fund for corresponding shares then outstanding of the BDC at its net asset value on the acquisition date. The reorganization provides shareholders of the BDC access to an actively-managed, diversified, global credit strategy with the potential for attractive risk-adjusted returns across various market cycles. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or BDC shareholders. The BDC's net assets of approximately $39,072,394, including securities of approximately $37,390,945, and excluding unfunded commitments, were combined with the Fund's net assets of approximately $38,676,006 for total net assets after the acquisition of approximately $77,748,400. As of December 31, 2017, these unfunded commitments were included on the Statement of Assets and Liabilities at fair value, $1,129,590.

Assuming the acquisition had been completed on April 3, 2017 (beginning of the reporting period), the fund’s pro forma results of operations for the reporting period are as follows: Net investment income $2,751,247. Net gain on investments $38,775. Net increase in net assets resulting from operations $2,790,022. Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of acquired fund that have been included in the fund’s Statement of Operations for the current fiscal period.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on February 5, 2018, which resulted in 310,679 Fund shares being repurchased for $7,857,065. Of this amount, 74.4% was attributable to Class F shares.

As of January 17, 2018, Ryan Del Giudice was appointed as the Chief Compliance Officer (“CCO”) of the Fund for purposes of Rule 38a-1 under the 1940 Act. Mr. Del Giudice replaces Jay Haas who served as CCO pursuant to the terms of the agreement with Cipperman Compliance Services LLC described in Note 4.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | December 31, 2017	37

Report of Independent Registered
Griffin Institutional Access Credit Fund	Public Accounting Firm

December 31, 2017

To the Board of Trustees and Shareholders of
Griffin Institutional Access Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Griffin Institutional Access Credit Fund (the “Fund”) as of December 31, 2017, and the related statement of operations for the period then ended, the statement of changes in net assets, including the related notes, and the financial highlights for the period April 3, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period April 3, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Boston, MA
February 28, 2018

We have served as the auditor of one or more investment companies in Griffin Capital Credit Advisor, LLC since 2017.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Additional Information

December 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at https://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | December 31, 2017	39

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2017 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathaniel Headrick Age: 43	Trustee Since 2017	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non- traded BDC), 2012-2013.	2	Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children’s Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004-2011; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.
Robb Chapin Age: 55	Trustee Since 2017	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013	2	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.
Ira Cohen Age: 58	Trustee Since 2017	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (2 portfolios), 2014-present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2017 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: 59	President and Trustee Since 2017	Chairman and Chief Executive Officer, Griffin Capital Company, LLC; Chief Executive Officer, Griffin Capital Credit Advisor, LLC; Chairman and Chief Executive Officer, Griffin Capital Securities, LLC; President and Chief Executive Officer, Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.; President and Director, Griffin Capital BDC Corp., 2014-2017.	2	President and Trustee, Griffin Institutional Access Real Estate Fund, 2014-present; Chairman, Griffin Capital Company, LLC, 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008-present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014-present; Director., Griffin Capital BDC Corp., 2014-2017.
Joseph Miller Age: 54	Treasurer Since 2017	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin Capital BDC Corp., 2014-2017.	N/A	Treasurer, Griffin Institutional Access Real Estate Fund, 2014-present.
Randy Anderson Age: 49	Executive Vice President, Secretary and Trustee Since 2017	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate, University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin Capital BDC Corp., 2014-2017.	2	Trustee, Portfolio Manager and Secretary, Griffin Institutional Access Real Estate Fund, 2014-present.
Ryan Del Giudice Age: 27	Chief Compliance Officer Since 2018	Chief Compliance Officer, Griffin Capital Advisor, LLC, 2018-present; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC, 2018-present; Chief Compliance Officer, 40 Act Funds and Advisors, Griffin Capital Company, LLC, 2017-present; Vice President, Cipperman Compliance Services LLC, 2015-2017; Manager, Cipperman Compliance Services, LLC, 2013- 2015; Regulatory Administration Associate, BNY Mellon Asset Servicing, 2012-2013.	N/A	Chief Compliance Officer, Griffin Institutional Access Real Estate Fund, 2018-present.
Pete Greenly Age: 49	Assistant Treasurer Since 2017	Fund Controller, ALPS Fund Services, Inc., 2012-present.	N/A	Assistant Treasurer, Griffin Institutional Access Real Estate Fund, 2017-present.

Annual Report | December 31, 2017	41

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2017 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (continued)

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Howard S. Hirsch Age: 51	Vice President and Assistant Secretary Since 2017	Vice President and General Counsel – Securities, Griffin Capital Company, LLC, 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2015-present; Vice President and Secretary, Griffin Capital BDC Corp., 2014-2017; Vice President, Griffin Capital BDC Advisor, LLC, 2014-2017; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.	N/A	Vice President and Assistant Secretary, Griffin Institutional Access Real Estate Fund, 2015-present.
Christopher Moore Age: 33	Assistant Secretary Since 2017	Vice President and Senior Counsel, ALPS Fund Services, Inc., 2016-present; Associate, Thompson Hine LLP, 2013-2016; Corporate Counsel, DSW, Inc., 2012-2013.	N/A	Assistant Secretary, Griffin Institutional Access Real Estate Fund, 2016-present; Secretary, RiverNorth Opportunities Fund, 2017-present.

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Credit Fund and the Griffin Institutional Access Real Estate Fund.

42	1.888.926.2688 | www.griffincapital.com

Page Intentionally Left Blank

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

©2018 Griffin Institutional Access Credit Fund. All rights reserved.

GCC000205 I Exp. 02.28.2019

GIACX-IU3993(0218)

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant’s Audit Committee Financial Expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant's fiscal period ended December 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $110,000*.

(b)	Audit-Related Fees: For the registrant’s fiscal period ended December 31, 2017, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0, respectively.

(c)	Tax Fees: For the registrant's fiscal period ended December 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $44,850*, respectively.

(d)	All Other Fees: For the registrant's fiscal period ended December 31, 2017, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $37,500, respectively.

(e)	(1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	For the registrant's fiscal period ended December 31, 2017, the aggregate non-audit fees for services rendered to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

*	Audit Fees and Tax Fees are based on estimated costs.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

Griffin Capital Advisor, LLC, (the “Adviser”), as a matter of policy and as a fiduciary to its Clients, has the responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund. The Adviser has delegated proxy voting authority to the Public Sub-Adviser of the Griffin Institutional Access Credit Fund.

Background & Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the recommendations regarding assets on behalf of the Fund to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations. The voting rights of the Client, as holders of interests in Private Investment Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term “Proxies” will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The Chief Compliance Officer (“CCO”) has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedures

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

●	In the event Adviser employees, officers, or directors receive proxy materials on behalf of the Fund, the employees, officers and directors will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the Proxy.

●	The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below). The Adviser’s Investment Committee may consider information provided by the Underlying Fund’s personnel regarding the nature of the proxy. Additionally, the Adviser’s Investment Committee and CCO will identify if any material conflicts exist for the Adviser. A member of the Investment Committee will then provide a Proxy Voting Form, maintained separately, that the Adviser is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy.

●	The CCO or designee, is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

Proxy Voting Guidelines

●	In the absence of specific voting guidelines from the Fund, the Adviser will vote Proxies in the best interests of the Fund.

●	Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Investment Committee, on a case-by-case basis.

●	The Adviser may determine not to vote a Proxy if doing so would not be in the Fund’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Fund.

Material Conflicts of Interest in Connection with Proxy Voting

●	Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

●	From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s primary goal in addressing any such potential conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Investment Committee. Casting a vote in the best interest of the Fund would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

●	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

●	The Adviser will provide conspicuously displayed information in the Fund’s Registration Statement summarizing this proxy voting policy and procedures, including a statement that the Investors may request information regarding how the Adviser voted the Fund’s Proxies, and may request a copy of these policies and procedures.

Requests for Information

●	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

●	In response to any request from an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

●	These policies and procedures and any amendments;

●	Each Proxy statement that the Adviser receives;

●	A record of each vote that the Adviser casts;

●	Any document the Adviser created that was material to deciding how to vote Proxies, or that memorializes that decision;

●	A copy of each written request from an Investor for information on how the Adviser voted such Proxies, and a copy of any written response.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jonathan DeSimone -- Mr. DeSimone joined Bain Capital Credit in 2002. He is a Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit’s separate accounts in liquid credit. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College as an Edward Tuck Scholar with Highest Distinction and a B.A. from Georgetown University.

Andrew Carlino -- Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group where he worked on engagements in the Healthcare, Software and Retail Banking sectors. He also spent five years in the US Air Force as an intelligence officer. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

Jonathan DeSimone and Andrew Carlino of the Sub-Adviser are the Fund’s portfolio managers. Messrs. DeSimone and Carlino have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2017. Messrs. DeSimone and Carlino each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates. Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of December 31, 2017, Messrs. DeSimone and Carlino are responsible for the management of the following types of accounts in addition to the Fund:

Mr. DeSimone

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$172,854,160	0	$0
Other Pooled Investment Vehicles	9	$5,661,257,907	5	$2,834,051,188
Other Accounts	22	$7,067,242,151	7	$1,395,835,892

Mr. Carlino

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$172,854,160	0	$0
Other Pooled Investment Vehicles	6	$3,213,129,511	5	$2,834,051,188
Other Accounts	9	$3,574,827,043	6	$1,238,889,860

As of December 31, 2017, Messrs. DeSimone and Carlino owned no Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 7, 2018

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	March 7, 2018